Preliminary Proxy Statement dated March 12, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ICON FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Preliminary Proxy Statement dated March 12, 2013

5299 DTC Boulevard, Suite 1200

Greenwood Village, CO 80111

April     , 2013

Dear ICON Risk-Managed Balanced Fund Shareholder:

You are receiving this proxy packet because you are a shareholder in ICON’s Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”). Consequently, ICON is required to inform you of several proposed changes to the Fund (described below and in the enclosed proxy). These changes have already been approved by ICON’s Board of Trustees (the “Board”), but one change, the change to the Fund’s objective requires and is subject to shareholder approval. The other changes relate to strategy changes to the Fund for which the Fund is not required to seek shareholder approval. However, because these strategy changes are important changes and may not fit with the Fund’s current objective, the Fund’s Board is requesting your approval. Accordingly, we are providing you with a voting instruction card.

As you will see from the enclosed materials, the Board is requesting that you approve a change to a fundamental investment objective of the Fund. This change is intended to, among other things, give the Fund greater investment flexibility in seeking an investment return for our shareholders. Please be assured that the Board has carefully considered these changes to the Fund’s objective and strategy and believes they are in the Fund’s best interests. The Board unanimously recommends you vote “For” each and every proposal.

We encourage you to review the enclosed proxy and proxy-voting procedures, which will detail the matters to be voted on at the upcoming shareholder meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope by May     , 2013.

In this packet, you will find:

•	Your proxy

•	Your voting instruction card

•	A postage-paid reply envelope

•	Notice of a special meeting of the Fund shareholders

Please review the enclosures and information noted above which will detail the matters to be voted on at the meeting and proxy-voting procedures. You may also contact us at 1-800-828-4881 if you have any questions about this proxy or your Fund shares.

Preliminary Proxy Statement dated March 12, 2013

—————————

ICON Funds

5299 DTC Blvd., Suite 1200

Greenwood Village, Colorado 80111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2013

The Board of Trustees of the ICON Funds, an open-end management investment company organized as a Massachusetts Business Trust, has called a special meeting of the shareholders of the ICON Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”), to be held at the offices of the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, on May 31, 2013 at 10:00 a.m., Mountain Standard Time.

As an owner of record with one or more shares of the Fund, you have the right to instruct the Fund as to the manner in which shares of the Fund attributable to you should be voted.

At the meeting, as more fully explained in the accompanying proxy statement, Fund shareholders will be asked to consider the following proposal:

To approve the following amendment to a fundamental investment objective of the Fund:

1.	To change the Fund’s investment objective from “modest capital appreciation and maximize gains” to “modest capital appreciation and income.”

2.	To approve the following changes to the Fund’s investment strategy:

A.	To allow the Fund to invest no less than 25%, and up to 100%, of the market value of its assets in debt securities.

B.	To allow the Fund to invest up to 10% of the Fund’s total net assets in lower-rated debt securities

C.	To specify that the Fund cannot change its principal investment strategy without providing shareholders with at least 60 days’ advance notice.

The Board unanimously recommends that you vote “FOR” each proposal.

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at 1-800-828-4881. We look forward to receiving your voting instructions and thank you for your prompt response to the Proxy Statement.

Preliminary Proxy Statement dated March 12, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON May 31, 2013. A COPY OF THE NOTICE OF SHAREHOLDER MEETING, THE PROXY STATEMENT AND VOTING INSTRUCTION CARD ARE AVAILABLE AT www.            .com.

Sincerely,

Craig T. Callahan,

Chairman

ICON Funds

Preliminary Proxy Statement dated March 12, 2013

ICON Funds

5299 DTC Blvd., Suite 1200

Greenwood Village, CO 80111

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the ICON Funds for use at the Special Meeting of Shareholders (the “Meeting”) to be held at the ICON Funds’ offices, 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111 on May 31, 2013 at 10:00 a.m., Mountain Standard Time, and at any and all adjournments thereof. The ICON Funds are soliciting proxies on behalf of the ICON Risk-Managed Balanced Fund, formerly known as the ICON Risk-Managed Equity Fund (the “Fund”).

The Board calls the meeting for the following purposes:

1.	To approve an amendment to the Fund’s Investment Objective, a fundamental policy of the Fund.

2.	To approve the following changes to the Fund’s Investment Strategy:

a.	Equity and Fixed Income Concentrations

b.	Investments in High Yield Bonds And Similar Non-Investment Grade Fixed Income Securities

c.	A Sixty (60) Day Advance Notice to Shareholders to Change the Fund’s Principal Investment Strategies

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the ICON Funds, by the execution of a subsequently dated proxy, or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” the proposals identified below and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

Preliminary Proxy Statement dated March 12, 2013

The close of business on April 2, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”).

Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of the Fund:

[INSERT CHART]

In addition, to the ICON Funds’ knowledge the following are all of the record owners of more than 5% of the outstanding shares of any class of the Fund as of the Record Date:

[INSERT CHART]

As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of each class of the Fund.

The Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by representatives of Broadridge Investor Communication Solutions, Inc. (“Broadridge”), ICON Advisers, Inc. (the “Adviser”) or the Trust. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Adviser.

Quorum; Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of the Fund’s outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the meeting but sufficient votes to approve the change in the Fund’s objective are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present and there are sufficient votes to approve the change in the Fund’s Investment Strategy, the persons named as proxies may or may not propose an adjournment. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies may vote those proxies which they are entitled to vote in favor of such item “FOR” such an adjournment, or may vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on any Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker Non-Votes; Abstentions: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote.

Preliminary Proxy Statement dated March 12, 2013

ICON Advisers’ Voting: As of the record date, ICON Advisers, the Fund’s Investment Adviser (the “Adviser”), has discretionary authority to vote             shares of the Fund, which it intends to vote FOR all of the proposals.

A copy of the Fund’s most recent prospectus, summary prospectus and annual report along with the most recent semi-annual report succeeding the annual report, if any, including financial statements and schedules, is available at no charge by sending a written request to the ICON Funds., 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, by visiting [www.            .com], by calling 1-800-828-4881            or sending an email to [            ].

Preliminary Proxy Statement dated March 12, 2013

PROPOSAL 1

TO APPROVE AMENDMENTS TO A FUNDAMENTAL FUND POLICY

PROPOSALS 2A, 2B AND 2C

TO APPROVAL CHANGES TO THE FUND’S STRATEGY

At a meeting on                     , 2013, the Board of Trustees unanimously approved, subject to shareholder approval, certain changes to the ICON Risk-Managed Balanced Fund’s (the “Fund”) objective, a fundamental policy of the Fund, and adopted the recommendations of Management to change the Fund’s investment strategy.

The Fund’s Objective is “fundamental” as set forth in the Fund’s Statement of Additional Information (the “SAI”). The Fund’s objective was established in response to business and industry conditions that existed at the time the Fund was created. Since that time the demand for certain types of products has changed. When the Fund was originally created, the Funds’ Objective was to seek modest capital appreciation and to maximize gains. In general, capital appreciation is a rise in the value of an asset based on a rise in market price. Essentially, the capital that was invested in the security held by the Fund has increased in value, and the capital appreciation portion of the investment includes all of the market value exceeding the original investment or cost basis. To maximize gains is to maximize the profit that results when the price of a security held by the Fund rises above its purchase price and the security is sold (realized gain). Capital appreciation is one of the two main sources of investment returns, with the other being dividend or interest income. The demand for certain types of products that produce income, as opposed to maximize gains, has increased in recent years. Based on industry trends, the Adviser believes that investors are looking for a more balanced product. A balanced product may attract more assets, which would help reduce Fund expenses per share. For this reason, the Board is recommending that shareholders modify and broaden the Fund’s Investment Objective to seek investment return using the two main sources of investment return: capital appreciation and income.

The Fund will only change its Investment Objective if a majority of the Fund’s outstanding voting shares vote to approve the change. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Adviser has discretion to vote          shares, which constitute         % of the shares outstanding. The Adviser will vote in Favor of changing the Fund’s Investment Objective, Proposal 1.

While no Fund shareholder has the right to vote on the Fund’s investment strategy, the Board and the Adviser believe that investors should be aware of changes that may indirectly produce income. The Board and the Adviser wanted all shareholders to be aware of a change in investment strategy. The Board and the Adviser intend to require the Fund to notify shareholders at least sixty (60) days in advance before a strategy change is made. Once notified, a shareholder can determine whether the strategy fits the shareholder’s investment needs and philosophy, and if not, a sixty (60) day notice gives the shareholder sufficient time to seek an alternative strategy.

Preliminary Proxy Statement dated March 12, 2013

The Fund will only change its investment strategy and impose a notice requirement if shareholders holding a majority of the shares voted at the meeting, at which a quorum is present, voting in person or by proxy, to approve the changes. The Adviser has discretion to vote          shares, which constitutes         % of the shares outstanding. The Adviser will vote in Favor of all Proposals.

The Board and the Adviser do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund.

Fund shareholders will vote separately on Proposals 1, 2A, 2B and 2C. If Proposals 1, 2A, 2B and 2C are approved by the Fund’s shareholders, the changes will be effective as of the date that shareholders are notified the changes will be made through either (a) a supplement to the prospectus, summary prospectus and/or SAI or (b) revisions to the prospectus, summary prospectus and/or SAI at the time of the annual update to the Fund’s registration statement.

If Fund shareholders fail to approve Proposal 1, but approve the changes to the investment strategy in Proposal 2A, 2B and 2C, the changes will be effective as of the date that shareholders are notified the changes will be made through either (a) a supplement to the prospectus, summary prospectus and/or SAI or (b) revisions to the prospectus, summary prospectus and/or SAI at the time of the annual update to the Fund’s registration statement.

The ICON Fund’s Board of Trustees unanimously recommends a vote “FOR” Proposals 1, 2A, 2B and 2C.

Preliminary Proxy Statement dated March 12, 2013

PROPOSAL 1

APPROVAL OF AMENDMENT TO THE FUND’S

INVESTMENT OBJECTIVE

Under the Investment Company Act of 1940 (the “Company Act”), an investment company is required to state its investment objectives. Pursuant to the terms of the Fund’s Statement of Additional Information, the Fund’s Investment Objective is fundamental and may not be changed without approval by the holders of a majority of the Fund’s outstanding voting shares. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Fund’s Investment Objective is currently designated as modest capital appreciation and to maximize gains. Capital appreciation is, in general, a rise in the value of an asset based on a rise in market price. Essentially, the capital that was invested in the security has increased in value, and the capital appreciation portion of the investment includes all of the market value exceeding the original investment or cost basis. To maximize gains is to maximize the profit that results when the price of a security held by the Fund rises above its purchase price and the security is sold (realized gain). Capital appreciation is one of the two main sources of investment returns, with the other being dividend or interest income.

In this proposal, the Board is asking shareholders to modify the Fund’s Investment Objective and broaden the Fund’s Objective to seek investment return using the two main sources of investment return as follows:

Modest capital appreciation and income.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s Investment Objective.

PROPOSAL 2A

APPROVAL OF CHANGES TO THE FUND’S

PRINCIPAL INVESTMENT STRATEGY – EQUITIES

Under the Company Act, an investment company is required to identify its principal investment strategies. Whether a particular strategy is a principal investment strategy depends on the strategy’s anticipated importance in achieving the fund’s investment objectives, and how the strategy affects the fund’s potential risks and returns. The Fund’s principal investment strategy dictates, among other things, that the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in U.S. markets, including common stocks and preferred stocks of any market capitalization. The proposed change to the principal investment strategy is in relevant part as follows:

Preliminary Proxy Statement dated March 12, 2013

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It seeks modest capital appreciation and income by normally investing no less than 25%, and up to 100%, of the market value of its assets, plus any borrowings for investment purposes, in debt securities traded in U.S. markets.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s Principal Investment Strategy.

Preliminary Proxy Statement dated March 12, 2013

PROPOSAL 2B

APPROVAL OF CHANGE TO THE FUND’S

PRINCIPAL INVESTMENT STRATEGY - BONDS

As noted in Proposal 2A, an investment company is required to identify its principal investment strategies. Whether a particular strategy is a principal investment strategy depends on the strategy’s anticipated importance in achieving the fund’s investment objectives, and how the strategy affects the fund’s potential risks and returns. The Fund’s principal investment strategy dictates also that the Fund may invest up to 20% of its net assets in a broad range of investment grade U.S. dollar denominated bonds. Non investment grade U.S. dollar denominated bonds are often referred to as high-yield or “junk” bonds. The proposed change to the Fund’s principal investment strategy is in relevant part as follows:

The Fund may invest up to 10% of its total net assets in non-investment grade U.S. dollar denominated bonds.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s Investment Strategy.

PROPOSAL 2C

APPROVAL OF CHANGE TO THE FUND’S

PRINCIPAL INVESTMENT STRATEGY – SHAREHOLDER APPROVAL

As previously noted, an investment company is required to state both its investment objectives and principal investment strategies. The Company Act does not require shareholders to approve a principal investment strategy change. Each of the other ICON Diversified Funds specifically permits a change to the principal investment strategy by providing shareholders at least 60 days’ advance notice. The ICON Risk-Managed Balanced Fund is unlike any other ICON Diversified Fund, as neither the Prospectus nor the Statement of Additional Information requires the Fund to notify shareholders. The Master Trust Agreement does not give shareholders the right to vote on a principal investment strategy change. The proposed language specifically sets forth the need to inform shareholders of a proposed change as follows:

The ICON Risk-Managed Balanced Fund will not change its strategy of normally investing a minimum of 25% of its net assets, plus any borrowings for investment purposes, in fixed income securities without providing ICON Risk-Managed Balanced Fund shareholders at least 60 days’ advance notice.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s strategy relative to shareholder approval.

Preliminary Proxy Statement dated March 12, 2013

OTHER INFORMATION

OPERATION OF THE FUND

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Risk-Managed Balanced Fund is a series of the Trust. There are 17 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Fund is a diversified portfolio. This means that, with respect to at least 75% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of the Fund (“Majority”), as defined in the Company Act. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as the Fund’s investment adviser. The Adviser serves also as the Fund’s administrator and principal underwriter. ICON Distributors, Inc. (“IDI” or “Distributor”) is the distributor of the Fund’s shares.

The Fund’s principal executive offices, along with the offices of the Adviser and Distributor, are located at 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of ICON Funds.

SOLICITATION OF PROXIES

The solicitation of proxies, the cost of which will be borne by the Adviser, except for the costs of independent Fund counsel, which will be paid for by the Fund and is not expected to exceed $5,000, will be made primarily by mail, but may also be made by telephone by Broadridge, professional proxy solicitors. Broadridge will be paid fees and expenses of approximately $11,000 for soliciting services. If votes are recorded by telephone, ICON will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Preliminary Proxy Statement dated March 12, 2013

SHAREHOLDER PROPOSALS

Following the Meeting, the Funds do not intend to hold any meetings of shareholders except as required by Federal or Massachusetts state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, in care of the ICON Funds at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

DELIVERY OF VOTING INSTRUCTIONS

If you and another contact owner share the same address, the Fund may only send one Proxy Statement unless you or the contact owner(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 1-800-        -        , or write the Fund at ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Voting Instruction Card are available at [www.             ].

By order of the Board of Trustees,

/s/ Craig T. Callahan
Craig T. Callahan, President

/s/ Donald Salcito
Donald Salcito, Secretary
ICON Funds

Preliminary Proxy Statement dated March 12, 2013

ICON RISK-MANAGED BALANCED FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned appoints Craig T. Callahan, Donald Salcito and Jessica Seidlitz, each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the Fund named above (the “Fund”) held by the undersigned on April 2, 2013, at a Special Meeting of Shareholders of the Fund, to be held at the offices of the ICON Funds, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, on May 31, 2013 at 10:00 a.m. (Mountain time) and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are hereby revoked.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Date:

Shareholder(s) signs here

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

This proxy will be voted as instructed on the matters set forth below. If no choice is specified, this proxy will be voted FOR all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

Please refer to your Proxy Statement for a complete discussion of the proposals applicable to the Fund. There are three convenient ways to vote your proxy, all available 24 hours a day.

Preliminary Proxy Statement dated March 12, 2013

VOTE ON THE INTERNET • Read the Proxy Statement and have this Voting Instruction Card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not return the paper ballot	VOTE BY PHONE • Read the Proxy Statement and have this Voting Instruction Card at hand • Call toll-free 1-888- - • Follow the recorded instructions • Do not return the paper ballot	VOTE BY MAIL • Read the Proxy Statement • Check the appropriate boxes on reverse side of this card • Sign and date Voting Instruction Card • Return promptly in the enclosed envelope

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [            ].

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

Shareholder Name:

Street Address:

City and State, Zip

	FOR	AGAINST	ABSTAIN
1. To approve the fundamental policy of the Fund.

Investment Objective. Modest capital appreciation and income.	☐	☐	☐

2A. To approve the following changes to the Fund’s principal investing strategy: Debt Securities. The Fund will invest no less than 25%, and up to 100%, of the market value of its assets in debt securities.	☐	☐	☐

2B. To approve the following changes to the Fund’s principal investing strategy: Non-Investment Grade Securities. The Fund may invest up to 10% of its total net assets in non-investment grade U.S. dollar denominated bonds.	☐	☐	☐

2C. To approve the following changes to the Fund’s principal investing strategy: Shareholder Notice. The ICON Risk-Managed Balanced Fund will not change its strategy of normally investing a minimum of 25% of its net assets, plus any borrowings for investment purposes, in fixed income securities without providing ICON Risk-Managed Balanced Fund shareholders at least 60 days’ advance notice.	☐	☐	☐